

SAFE HARBOR FINANCIAL

*The Leading Financial Services Platform for the US Cannabis Industry*

May 2022

# Disclaimers

**NOTICE TO RECIPIENTS**

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by Northern Lights Acquisition Corp. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund.

This Presentation is neither an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein is intended only as an outline that has been prepared to introduce interested parties to the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

**PENDING BUSINESS COMBINATION**

As previously disclosed, on February 11, 2022, the Company and 5AK, LLC, the Company's sponsor (the "Sponsor"), entered into a definitive unit purchase agreement (the "Unit Purchase Agreement") with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the "Target"), SHF Holding Co., LLC, the sole member of the Target (the "Seller"), Partner Colorado Credit Union, the sole member of the Seller (the "Seller Parent").

**ADDITIONAL INFORMATION AND WHERE TO FIND IT**

The proposed business combination involving the Company and the Target will be submitted to the stockholders of the Company for their consideration. The Company has filed a preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") on April 15, 2022 to be distributed to the stockholders of the Company in connection with the Company's solicitation for proxies for the vote by the stockholders of the Company in connection with the proposed business combination and other matters as described in the Preliminary Proxy Statement. After the Preliminary Proxy Statement has been cleared for dissemination by the SEC, the Company will mail a definitive proxy statement (the "Definitive Proxy Statement") and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of the Company and other interested persons are advised to read, once available, the Preliminary Proxy Statement and any amendments thereto and, once available, the Definitive Proxy Statement, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and the Company's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about the Company, the Target, and the proposed business combination. Stockholders will be able to obtain free copies of the Preliminary or Definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by the Company, without charge, at the SEC's website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

# Disclaimers

**PARTICIPANTS IN SOLICITATION**

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company's stockholders with respect to the business combination. Information about those directors and executive officers and a description of their interests in the Company is contained in the Company's Registration Statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, and the Preliminary Proxy Statement, each of which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022.

The Seller, the Seller Parent, the Target, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the business combination. A list of the names of such parties and information regarding their interests in the business combination may be obtained by reading the Preliminary Proxy Statement and the Definitive Proxy Statement regarding the business combination when it becomes available.

**CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS**

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target's services, the Target's growth prospects and the Target's market size, the Target's projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction, the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company's securities, the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the effect of the announcement or pendency of the proposed business combination on the Company's or the Target's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Unit Purchase Agreement or the proposed business combination, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target's business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and other statements regarding the Target's and the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

# Disclaimers

In addition to factors previously disclosed in the Company's reports filed with the SEC and the Preliminary Proxy Statement and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company's securities; (ii) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed by the Company's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Unit Purchase Agreement, including the adoption of the Unit Purchase Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company's public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Unit Purchase Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Unit Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Unit Purchase Agreement on the Target's business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Unit Purchase Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Unit Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company's securities on Nasdaq Capital Market; (x) the price of the Company's securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target's business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Unit Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target's operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target's products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

**FINANCIAL INFORMATION**

The historical financial information regarding the Target contained in this Presentation has been taken from or prepared based on historical financial statements of the Target. An audit of such financial statements in accordance with the requirements of the Public Company Accounting Oversight Board has been completed and such financial statements have been included in the Preliminary Proxy Statement and will be included in the Definitive Proxy Statement.

# Disclaimers

**USE OF PROJECTIONS**

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's or the Target's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company and the Target believe that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company, the Target or any of their respective affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

**NON-GAAP FINANCIAL MEASURES**

This Presentation includes certain non-GAAP financial measures such as Adjusted EBITDA. Management of the Company has included the non-GAAP measures to demonstrate certain metrics that are valuable in evaluating the Target's historical and prospective results of operations. All non-GAAP data in the presentation are indicated by footnotes. Tables showing the reconciliation between GAAP and non-GAAP measures are available at the end of this presentation. Adjusted EBITDA is a non-GAAP financial measure that we calculate as net profit/loss before taxes and depreciation and amortization expense in the case of EBITDA and further adjusted to exclude non-cash, unusual and/or infrequent costs in the case of Adjusted EBITDA.

**INDUSTRY AND MARKET DATA**

This Presentation contains certain information concerning the Target's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's and the Target's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. None of the Company, the Target or any of their respective affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Target operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. None of the Company, the Target or any of their respective affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

**HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR**

Safe Harbor is the result of carved-out operations of Partner Colorado Credit Union ("PCCU"). The predecessor to Safe Harbor, Eagle Legacy Services, PLLC d/b/a Safe Harbor Services ("SHS"), was established as a limited liability company, acting as a credit union service organization in accordance with applicable laws, in order to provide financial, lending and operational services primarily to the cannabis industry and cannabis related businesses, and was a wholly owned subsidiary of PCCU. The historical financial information for Safe Harbor included in this Presentation include the results of SHS as well as the results of certain attributable to certain credit union branches of PCCU.



## The Issue

Despite rapid growth in the cannabis industry, there is still limited access to reliable cannabis financing and banking solutions.

# Rapidly Growing and Fragmented Market

Cannabis-related businesses are quickly scaling and require a safe commercial banking solution.

**70,000+ CRBs**
Within Existing Cannabis Market

**36 States**
With Medical Marijuana Programs

**7 States**
Approved Adult Use Since November 2020

**18 States**
Fully Legalized

**$45B+ Sales**
Expected by 2025

### US Cannabis Retail Sales Estimates (2020 – 2025)[1]



Medical: 14% CAGR
Adult-Use: 20% CAGR
$20B
$26B
$32B
$37B
$42B
$46B
2020
2021
2022
2023
2024
2025

[1]Medical and adult use
Source: Wall Street analysis and industry reports

### Estimated Number of US Cannabis-Related Businesses in 2021



Testing Labs
~375
Producers / Processors
~2,550
Vertically Integrated
~3,000
Product Manufacturers
~3,000
Medical Dispensaries & Adult-Use Retail
~8,000
Wholesale Cultivators
~10,000
60,200 – 73,550
Industry Total
Plant-Touching CRBs
Ancillary Services

# Safe Harbor Financial at-a-Glance

SHF is a financial services firm that serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting BSA obligations in-line with FinCEN guidance on cannabis related businesses ("CRBs").

**$12B+**
Cannabis Funds Processed

**$300M**
Per Month in CRB Deposits

**16**
Passed State and Federal Exams

**20**
States of Operation

**8**
Years of Cannabis Financial Services Experience

**~600**
Accounts in Portfolio


~600 Accounts
10 Accounts
2015
2021

SHF accounts continue to grow at a rate of 15+ new accounts per month

Note: Safe Harbor Financial is not an insured financial institution and all banking activities described in this Presentation that involve deposit accounts will be conducted through contractual relationships with insured financial institutions.

Note: Cannabis Funds Processed includes SHF's predecessor

# Building the Cannabis Financial Services Ecosystem

Cannabis companies do not currently have access to an all-encompassing financial services solution. SHF is positioned to capture customers and increased market share by providing access to the entire services ecosystem, creating massive economic opportunity.

**Safe Harbor's Full Solutions Capabilities Will Continue To Attract Sticky Long-Term Customers**



Bank Accounts
Cash Management
FX Services
Commercial Mortgages
Business Loans
Payment Systems
Debit Card
Real Estate & Mortgage
Mobile / Online Access
SAFE HARBOR FINANCIAL

# Pioneering the Cannabis Financial Services Industry

Safe Harbor Financial has built the industry standard cannabis banking platform while maintaining compliance through rigorous state and federal examinations.


2015
Initial development of program
Test launch
2016
National Education
Cashless ATM Service
2017
Regulator Education
Out-of-State Accounts
FinTech System
Launch CUSO[1]
2018
Multi-State Operator Accounts
Internal Automation
Canadian Relationships Established
2019
Payment Processing
Expanded BSA Focus
2020
Treasury and Custodial Accounts
Cannabis Lending Program Established
2021
Sundie Seefried (CEO) and Team to Full-Time SHF
Separate SHF from Credit Union Operations

1: Launch of CUSO through Partner Colorado Credit Union and involved SHF's predecessor

# Safe Harbor Deposits Snapshot

Safe Harbor has sourced strong customer deposit growth which will be further fueled by removing Credit Union restrictions.


Annual Cannabis-Related Business Deposits
($ in millions)
69% CAGR
$153
$611
$933
$1,280
$2,534
$3,034
$$3,602
2015
2016
2017
2018
2019
2020
2021A

Diverse client mix of multi-state and single-state operators

Customer retention rate of 83.4% in 2021

No customer accounted for more than 2% of deposit fee income

Little to no historical marketing expense for customer acquisition

# Uniquely Positioned to Capture National Market Share

Safe Harbor has established continued growth which will be further compounded by geographic expansion and industry growth.

## Safe Harbor Realized Tremendous Growth Opportunity Before the Rush to Cannabis Legalization



<$1M
<$1M
<$1M
$17M
$13M
$2M
$113M
<$1M
$5M
<$1M
$200M
$34M
$1.4B
$243M
$5M
<$1M
$2M
<$1M
$13M
$79M
SHF Deposits
Additional Legalized[1]



SAFE HARBOR FINANCIAL
Stage 1
SHF realized the need for cannabis banking early on
Stage 2
New states begin to legalize cannabis
Existing legalized states see continued growth in CRBs
Stage 3
Rapid growth in number of CRBs nationwide drives increased demand for cannabis banking solutions
Stage 4
As the sector matures and the addressable market expands, CRB operators will demand structured and compliant solutions

**SHF has laid the foundation to become the cannabis financial services provider of choice**

[1]Includes medical and/or adult use cannabis. Does not include states that have legalized CBD-only.
Source: Wall Street analysis and industry reports

# High Barriers Limit New Entrants to the Cannabis Financial Services Market


SAFE
HARBOR
FINANCIAL

### Legal Environment

An evolving legal environment at the federal level poses a challenge to new entrants. Without an established system of measures and protocols in place, competitors are at a severe disadvantage.

### Regulatory Pressure

The uncertain legal environment paired with high levels of scrutiny faced by the cannabis industry causes most financial institutions to shy away from the industry.

### Complexity of Business

The complex nature of cannabis business models demands significant hands-on resources by institutions.

### BSA/AML Regulation

Most institutions are unwilling to take on the risk of steep BSA penalties for non-compliance, and those that do require a great deal of trust, training and resources to meet standards and monitor activity.

# Proven Management Team With Deep Industry Expertise



**Sundie Seefried**
Chief Executive Officer

Sundie Seefried is the CEO of Safe Harbor Financial and a 35-year veteran of the credit union industry. Sundie is considered a pioneer and proven leader in the cannabis financial services industry, providing banking solutions to CRB businesses.



**Chris Fameree**
Chief Financial Officer

Chris Fameree is the Managing Director of Diligence Solutions Group with 15 years of combined public accounting and industry experience and has led and participated in numerous engagements, including due diligence, financial statement audits, and other advisory projects.



**Paul Penney**
Chief Investment Officer

Paul Penney is an accomplished private and public equity and debt investor, equity research analyst and senior executive with over 25 years of experience. Previously, Paul was CIO of the RiverForce, senior research analyst at Northland Capital as well as held other senior roles in portfolio management and institutional equity.



**Donnie Emmi**
Chief Legal Officer

Donnie Emmi has been a legal advisor and strategic business consultant to celebrity brands, publicly traded companies, and financial institutions in the cannabis industry for more than 12 years and working in the law for nearly 20 years. Donnie has been working as an attorney and advisor for Safe Harbor since early 2016.



**Tyler Beuerlein**
Chief Strategic Business Development Officer

Tyler Beuerlein serves as the CSBDO of Safe Harbor Financial. Beuerlein was previously CBDO for Hypur leveraging over 8 years of extensive experience in building brands, managing key relationships as well as strategic partnerships. He was selected to be the Chairman of the National Cannabis Industry Association Banking and Financial Services Committee.

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

# Proposed Transaction Structure Unlocks SHF's Full Growth Capability

The proposed transaction structure[1] allows Safe Harbor Financial to operate as an independent entity from PCCU, removing balance sheet constraints and unlocking lending capabilities.

## Existing Constraints Imposed by PCCU's Majority Ownership

- Balance sheet limits maximum loan volume
- Bank protocols (required capital ratios, concentration metrics, stake allocations, lending parameters)
- Obligations driven by non-profit structure do not incentivize focus on maximizing value

## Proposed Transaction Eliminates Current PCCU Overhang

- Ability to operate without current PCCU balance sheet limitations
- Independent lending protocols and parameters that allow SHF to realize full growth potential
- Focus on driving growth for shareholders as a publicly-traded entity

[1] Proposed structure consists of 62% equity rollover and 38% cash payout in order to avoid majority ownership by PCCU

# A New Wave of Capital for the Cannabis Industry

Safe Harbor can deploy debt at industry leading rates alongside a lower cost of capital than other industry participants through leveraging its growing managed deposit base.

# Commercial Lending Opportunity in the Cannabis Industry

Safe Harbor Financial is one of the first providers of debt at commercial lending rates establishing long-term market share of operators while maintaining compelling yields.

## Current Lending Market

- Raises equity or high yield debt to deploy loans
- Origination team requiring active outreach and learning each new client

**Typical Rate:**
**18-36% over 2-3 years**

## Safe Harbor Financial

- Loans off of managed deposit account balances
- Loan to existing customer accounts

**Typical Rate:**
**8-14% over 2-3 years**

**Safe Harbor Financial is uniquely positioned to capture significant market share with industry leading lending rates**

Source: Wall Street analysis and industry reports

# Safe Harbor Loan Pipeline

Safe Harbor began lending to select clients through PCCU in 2021 and is poised to execute on its existing pipeline as well as currently growing operator relationships

## Current SHF Loan Pipeline


Current Clients
New Clients
Re-Finance of Existing High Interest Debt

**Current Safe Harbor lending pipeline is greater than $500 million across 9 states**

## Additional Opportunities Through SHF's Existing Operations

- Full service commercial lending to 600+ current customers
- Newly onboarded customers seeking expansion capital
- Refinancing of loans for existing accounts

Refinancing opportunity outside of current customer base for large scale MSO's

| Recent Debt Raises[1] | |
|---|---|
| Total Issuances ($M) | $1,392 |
| Average Interest Rate | 12% |
| Average Term | 3.7 years |

[1]Select publicly available debt financings in FY 2021

# SHF Presents a Compelling Investment Opportunity

Untapped Market Opportunity in a Rapidly Growing Sector + Strong Growth Profile + High Margins + Strong Cash Flow Conversion

**Key Operating Assumptions**

01 Forecasted ramp-up of new CRB and ancillary accounts opened per month driven by operational efficiencies and scaling of the business model

02 Operating as a standalone entity allows SHF to grow loan capacity over the projected period

03 Ongoing growth in the cannabis sector provides SHF the ability to charge onboarding fees to new clients

04 Scalability of lending platform and account services drives additional margin expansion

05 SHF benefits from exemption from IRS Code 280E which imposes tax rates on CRBs 80%+ in some cases

# Historical & Projected Financials

## Pro Forma Revenue Projections

*($ in millions)*



75% CAGR
8.0
7.0
18.9
44.6
75.2
2020A
2021A
2022E
2023E
2024E

## Pro Forma Adj. EBITDA Projections

*($ in millions)*



73% CAGR
5.1
3.3
7.5
25.6
46.8
2020A
2021A
2022E
2023E
2024E
65%
45%
40%
57%
62%

## Pro Forma Net Income Projections

*($ in millions)*



63% CAGR
5.1
3.3
7.2
20.9
36.6
2020A
2021A
2022E
2023E
2024E
65%
45%
38%
47%
49%

### Key Commentary

- Slight decline in 2021 revenue and EBITDA projection due to ancillary vs. CRB account mix and PCCU restrictions
- Ramp in revenue is attributed to loan interest income and additional account growth

Note: Figures below Pro Forma Adj. EBITDA Projections and Pro Forma Net Income Projections represent margins as a percentage of annual projected revenue. Adjusted EBITDA is a non-GAAP financial measure that we calculate as net profit/loss before taxes and depreciation and amortization expense in the case of EBITDA and further adjusted to exclude non-cash, unusual and/or infrequent costs in the case of Adjusted EBITDA.
Note: FY2020 is subject to change related to potential audit adjustments

# Growth Strategies

## 01 Organic Growth of Current SHF Customers

- We have grown managed deposits at PCCU at approximately 69% CAGR since 2015 and have a customer retention rate of approximately 83%
- Our customers' revenue growth will lead to larger deposits and transactions which increases our deposit fee income and lending capacity

## 02 New Customers in Existing Legal markets

- We plan to leverage our existing position as a leader of financial services in the 20 states in which we currently service to expand our customer base
- Historically growth has been driven primarily by word of mouth and we plan to increase marketing and awareness significantly

## 03 New Medical and Recreational Cannabis Markets

- We believe our existing customers that expand into new cannabis markets will remain SHF customers
- Our ability to service customers across all legal medical and recreational cannabis markets enables new operators to become SHF clients

## 04 Lending to Current and New Customers

- Our existing customer base of approximately 600 CRB's provides an immediate pipeline of lending opportunities for client growth and expansion projects
- We believe our innate low cost of capital will allow us to win competitive loan mandates with new and prospective customers

## 05 M&A Opportunities

- Our M&A strategy will initially focus on opportunities to expand our deposit base, increase lending capacity, and complement our technology platform
- As a leading provider of financial services to CRB's, we are well positioned to consolidate additional financial service provider's client bases and other offerings in the value chain



SAFE HARBOR FINANCIAL

# Thank You

# Northern Lights’ Investment Thesis for Safe Harbor Financial

## Leading Provider of Cannabis Related Financial Services in the US

- ✓ As one of the first financial services solutions for the cannabis industry, Safe Harbor solves one of the most prevalent pain points: access to compliant banking
- ✓ ~600 customers across 20 states with an 83% retention rate
- ✓ Over $12 billion of deposits processed since inception
- ✓ Services include access to bank accounts, lending, courier and vaulting services as well as additional services executed through a private banking model

## Unique Low Cost of Capital Lending Platform

- ✓ Current lending pipeline is greater than $500 million across 9 states
- ✓ Safe Harbor is able to lend for lower rates while obtaining comparable net interest spreads to peers
- ✓ Safe Harbor’s cost of capital is near zero by accessing its affiliate Partner Colorado Credit Union’s balance sheet to lend off of managed deposits
- ✓ Competitors lending to cannabis companies are traditionally required to raise capital through debt or equity financings in order to deploy loans

## Deep Expertise in Building Compliant Banking and Financial solutions for CRBs

- ✓ Safe Harbor has developed the leading program to compliantly bank CRBs
- ✓ SHF program has passed 16 state and federal exams
- ✓ Industry leading BSA compliance program
- ✓ First-of-its-kind lending program launched in 2021 with test loans to existing clients

## Platform to Consolidate Highly Fragmented Cannabis Financial Services Industry

- ✓ Currently, local, smaller financial institutions are the primary solution for bank accounts but face significant balance sheet constraints and concentration limits
- ✓ Other financial service providers lack the resources and BSA cannabis knowledge necessary to scale a cannabis program
- ✓ Proprietary software and processes to enable integration of new services and accounts
- ✓ Safe Harbor, through its proven and reliable compliance standard, stands to be amongst the first consolidators

## Team with the Knowledge and Experience to Execute on Strategy

- ✓ CEO, Sundie Seefried, has over 35 years of banking experience and was one of the first Credit Union CEOs to develop a compliant banking program for cannabis businesses
- ✓ Complementary executive team with over 50 years combined experience in cannabis-focused financial services
- ✓ Post-effective Board to bring diverse business experience and strong corporate governance

# Leading Compliant Financial Services

Safe Harbor delivers industry-leading financial services alongside a proprietary software program to compliantly implement CRB bank accounts.

## Safe Harbor Services

- ✓ Access to Normalized Banking Services: Wires, Debit, ACH, Remote Deposit Capture
- ✓ Access to Business Checking and Savings Accounts
- ✓ Increased Safety and Security
- ✓ Courier and Vaulting Services
- ✓ Access to Cash Management Accounts
- ✓ Commercial Lending

- ✓ SaaS-Based Client Onboarding
- ✓ Customer Lead Generation
- ✓ Customer Application Management
- ✓ Centralized Onboarding of CRBs
- ✓ Proprietary Risk Quantification and Compliance Monitoring & Reporting
- ✓ Risk-Based Due Diligence and Monitoring
- ✓ Ongoing Program Maintenance & Support

**Suite of financial services with a personalized touch from leading financial services experts**

# SHF Lending: Why SHF Can Loan More, For Less

## Current Cannabis Lenders

- Funding of lending programs required from capital markets vs. balance sheet
- Higher cost of capital requires larger loan sizes due to underwriting bandwidth / constraints
- Additional underwriting and portfolio management team requires higher G&A costs

## SHF Lending

- Funding of lending programs off account balances vs. capital markets[1]
- Low cost of capital allows for broad portfolio of loan types / issuers
- Industry experience and proprietary onboarding allows for streamlined underwriting and management

**Safe Harbor Financial can lend at lower rates and achieve similar spreads as current cannabis lenders**

1: Loans through PCCU managed deposits. Additional funding sources may be used for some loans.

# Anticipated Timeline

| February 14th | April 15th | Late - June | Late - June |
|---|---|---|---|
| Announced Transaction ✓ | Preliminary Proxy Filed ✓ | Shareholder Vote | Transaction Close |

**Since the Announcement of the Definitive Merger Agreement:**

- ✓ Reported 46.9% net income margin in 2021[1]
- ✓ Reported 83% customer retention rate
- ✓ Expanded actionable loan pipeline from ~$300mm to over $500mm across 9 states
- ✓ Closed additional loans under the SHF lending platform
- ✓ Strengthened management team with highly experienced executives

1: Net income margin calculated as net income divided by gross revenue

# Robust Ecosystem

Safe Harbor Financial is playing an integral role in growing and supporting a healthier and more efficient cannabis financial services industry.


Higher efficiency & strong compliance protocols
Additional referrals from existing client networks
High client retention
Lack of Alternative Financing Solutions
Robust Lending Capabilities
SAFE HARBOR FINANCIAL
Reduced Risk & Improved Safety
CRB Operators
Financial Institutions
A More Dynamic and Efficient Market
Setting Standard Best Practices for Financial Institutions
Increased sector expertise
Access to expanding database of relevant information
Growing network of financial institutions

# SAFE Banking & FinCEN Guidelines

Providing financial services to CRBs revolves around their Bank Secrecy Act ("BSA") obligation similar to other high-risk businesses rather than an issue through the Financial Crimes Enforcement Network ("FinCEN").

- ✓ Cannabis Banking can be compared to other high risk banking relationships like Money Service Businesses (MSBs). Historical treatment of MSBs, much more mature than cannabis, remains difficult and limited. Cannabis risk is equal to or greater than Money Service Business risk.

- ✓ Safe Banking Act (as currently proposed) does not eliminate the Bank Secrecy Act obligation and just like other high risk banking relationships (liquor, casinos, gas stations, check cashers, etc.), it is the BSA obligation that causes financial institutions to shy away from such banking relationships. Cannabis banking is built upon BSA regulations/guidance.

- ✓ All cash-intensive businesses require specialized compliance banking programs. Bank accounts are difficult to secure. Businesses such as these have been around for decades compared to cannabis and still remain difficult to bank.

Safe Harbor Financial, including its predecessor, has communicated with key regulators for the last 7 years in establishing the standard for maintaining strict compliance and will continue to lead this high risk, cash-heavy industry.

**Despite legislative reforms, financial institutions will continue to face an uphill battle servicing the cannabis industry**

Note: There can be no assurances that this proposed legislation, or any other legislation, will be approved and signed into law, and if signed into law, what changes to existing law and regulations and SHF's proposed business operations would result.

# SHF Lending Program – Industry Leading Compliance Meets High Yield Lending

**Loan Pipeline**

~600 Existing SHF Customers + New Customers from Business Development + Robust Third-Party Origination = Industry Leading Loan Origination Portfolio

**Underwriting**

BSA onboarding procedures intentionally designed around commercial underwriting process = Proprietary SHF Credit Score + Commercial lending supported by in-house commercial lending team + Extensia third party underwriting

## Security / Collateral

| 01 | 02 | 03 | 04 |
|---|---|---|---|
| Real estate | Equipment | Licenses (when able) | Receivables |

# Revenue Breakdown

## CRB Deposit & Activity Growth



($ in millions)
0.6
6.9
0.5
6.0
0.9
9.8
1.3
17.8
1.8
25.9
2020A
2021A
2022E
2023E
2024E
CRB Deposit Fees
CRB Activity Fees

## Loan Interest & Origination Income



($ in millions)
.1
2.0
4.1
4.8
17.5
7.2
36.3
2020A
2021A
2022E
2023E
2024E
Loan Interest Income
Loan Origination Income

## Investment Interest Income



($ in millions)
0.6
0.4
1.1
2.0
2.9
2020A
2021A
2022E
2023E
2024E

## 2024 Pro Forma Projected Revenue Breakdown



CRB Deposit & Activity Growth
Loan Interest and Origination Income
Investment Interest Income
All Other Revenue
3.8%
1.6%
36.8%
57.8%

# Transaction Overview

## Key Highlights

- Northern Lights Acquisition Corp. ("NLIT") will be acquiring Safe Harbor Financial ("SHF") at a purchase price of $185M[1]
    - Assumes approximately 38% cash payout to Partner Colorado Credit Union ("PCCU") and approximately 62% equity rollover
- Safe Harbor Financial is currently wholly owned by Partner Colorado Credit Union, a non-profit entity, and needs ownership reduced to below 50% for SHF to limit balance sheet constraints
- The PIPE in connection with the transaction is $60M
- Expected transaction close is Q2 2022

## Sources & Uses

| | | |
|---|---|---|
| **Sources:** | | |
| NLIT Cash In Trust [2] | $117.3 | 35.3% |
| NLIT Sponsor Equity | 40.3 | 12.1% |
| Equity Issuance to PCCU | 115.0 | 34.6% |
| PIPE Proceeds | 60.0 | 18.0% |
| **Total** | **$332.6** | 100.0% |
| **Uses:** | | |
| PCCU Rollover Equity | $115.0 | 34.6% |
| Cash to PCCU | 70.0 | 21.0% |
| Cash to Balance Sheet | 100.2 | 30.1% |
| NLIT Sponsor Equity | 40.3 | 12.1% |
| Fees & Expenses | 7.1 | 2.1% |
| **Total** | **$332.6** | 100.0% |

| | |
|---|---|
| **Valuation Summary:** | |
| Proforma Equity Value | $332.6 |
| Net Cash | 100.2 |
| **Enterprise Value** | **$232.4** |
| 2023 EBITDA | $25.6 |
| **EBITDA Multiple** | **9.1x** |
| Comparable EBITDA Multiples [3] | |
| Mean | 9.3x |

## Proforma Ownership[4]


NLIT Shareholders
NLIT Sponsor
PCCU
PIPE Investors
18.2%
34.9%
34.6%
12.3%

[1] Partner Colorado Credit Union owns 100% of SHF Holding Co., LLC, and SHF Holding Co., LLC owns 100% of Safe Harbor Financial, LLC
[2] Assumes no redemptions by SPAC shareholders
[3] Comparable universe includes Innovative Industrial Properties, WM Technology, GreenSky LLC, AFC Gamma, Agrify, Fidelity National Information Services, Fiserv and NewLake Capital Partners. Market data as of 5/17/2022
[4] Proforma shares held by the NLIT Sponsor reflect additional Class A shares issued to NLIT Sponsor at the closing of the business combination pursuant to anti-dilution provisions, as described in the IPO prospectus, in consideration of NLIT Sponsor's ongoing efforts to expand Safe Harbor Financial's business following the closing (see slides 6 & 26 for more information).